Effective January 8, 2015, the "Ticker Symbol Table" is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	MLLAX
Class B	MLLBX
Class C	MLLCX
Class I	MLLIX
Class 529A	MLLQX
Class 529B	MLLRX
Class 529C	MLLSX
Class R1	MLLEX
Class R2	MLLGX
Class R3	MLLHX
Class R4	MLLJX

Effective January 8, 2015, the following paragraph is deleted from the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading "Summary of Key Information"; from the section under the main heading "Description of Share Classes"; and from the sub-section entitled "How to Purchase Shares" under the main heading "How To Purchase, Redeem, and Exchange Shares":

Class 529A, Class 529B, and Class 529C shares are not currently being offered for sale, but are expected to be offered for sale on or about January 8, 2015.

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